VAN KAMPEN
HIGH YIELD FUND
SEMIANNUAL REPORT


SEPTEMBER 30, 2001





[PHOTO OF BOY TOSSING BALL]
Privacy Notice information on the back.


VAN KAMPEN INVESTMENTS




GENERATIONS OF EXPERIENCE(SM)

         TABLE OF CONTENTS

         OVERVIEW

         LETTER TO SHAREHOLDERS                                 1

         ECONOMIC SNAPSHOT                                      2

         PERFORMANCE SUMMARY

         RETURN HIGHLIGHTS                                      4

         PORTFOLIO AT A GLANCE

         CREDIT QUALITY                                         6

         SIX-MONTH DIVIDEND HISTORY                             6

         TOP FIVE SECTORS                                       6

         Q&A WITH YOUR PORTFOLIO MANAGERS                       7

         GLOSSARY OF TERMS                                     11

         BY THE NUMBERS

         YOUR FUND'S INVESTMENTS                               12

         FINANCIAL STATEMENTS                                  23

         NOTES TO FINANCIAL STATEMENTS                         29

         BOARD OF TRUSTEES AND IMPORTANT ADDRESSES             37


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

[SIDENOTE]
WITH FOUR GENERATIONS OF INVESTMENT MANAGEMENT EXPERIENCE, WE UNDERSTAND MARKET DECLINES --AND THAT OPPORTUNITIES MAY ARISE AT ANY TIME.


            ---------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
            ---------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS
OCTOBER 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.
Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1999--SEPTEMBER 30, 2001)

[CHART]

Sep-99            5.7%
Dec-99            8.3%
Mar-00            4.8%
Jun-00            5.7%
Sep-00            1.3%
Dec-00            1.9%
Mar-01            1.3%
Jun-01            0.3%
Sep-01           -0.4%


SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(SEPTEMBER 30, 1999--SEPTEMBER 30, 2001)

[CHART]

                INTEREST RATES    INFLATION
Sep-99            5.250            2.60
Oct-99            5.250            2.60
Nov-99            5.500            2.60
Dec-99            5.500            2.70
Jan-00            5.500            2.70
Feb-00            5.750            3.20
Mar-00            6.000            3.80
Apr-00            6.000            3.10
May-00            6.500            3.20
Jun-00            6.500            3.70
Jul-00            6.500            3.70
Aug-00            6.500            3.40
Sep-00            6.500            3.50
Oct-00            6.500            3.40
Nov-00            6.500            3.40
Dec-00            6.500            3.40
Jan-01            5.500            3.70
Feb-01            5.500            3.50
Mar-01            5.000            2.90
Apr-01            4.500            3.30
May-01            4.000            3.60
Jun-01            3.750            3.20
Jul-01            3.750            2.70
Aug-01            3.500            2.70
Sep-01            3.000            2.60


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY


RETURN HIGHLIGHTS
(AS OF SEPTEMBER 30, 2001)


                                                A SHARES     B SHARES    C SHARES
Six-month total return based on NAV(1)            -12.43%      -12.72%     -12.74%

Six-month total return(2)                         -16.61%      -16.02%     -13.57%

One-year total return(2)                          -20.37%      -20.02%     -17.82%

Five-year average annual total return(2)           -1.01%       -0.99%      -0.83%

Ten-year average annual total return(2)             5.29%          N/A         N/A

Life-of-Fund average annual total return(2)         5.43%       2.94%(3)     2.29%

Commencement date                                06/27/86     05/17/93    08/13/93

Distribution rate(4)                               12.89%       12.65%      12.67%

SEC Yield(5)                                       13.37%       13.16%      13.18%

N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES ARE UP TO .25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SIX YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(4) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(5) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDED SEPTEMBER 30, 2001. HAD CERTAIN EXPENSES OF THE FUND NOT BEEN ASSUMED BY VAN KAMPEN, THE SEC YIELD WOULD HAVE BEEN 13.27%, 13.05%, AND 13.07% FOR CLASSES
     A, B AND C, RESPECTIVELY, AND THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON THE INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PORTFOLIO AT A GLANCE


CREDIT QUALITY
(AS A PERCENTAGE OF LONG-TERM DEBT INVESTMENTS)

[CHARTS]

AS OF SEPTEMBER 30, 2001
BBB/Baa              6.6%
BB/Ba               20.2%
B/B                 63.7%
CCC/Caa              7.5%
CC/Ca                0.8%
Non-Rated            1.2%


AS OF MARCH 31, 2001
A/A                  0.7%
BBB/Baa              1.7%
BB/Ba               14.2%
B/B                 70.2%
CCC/Caa              8.9%
CC/Ca                1.2%
C/C                  0.4%
Non-Rated            2.7%


BASED UPON THE CREDIT QUALITY RATINGS AS ISSUED BY STANDARD & POOR'S CREDIT MARKET SERVICES/MOODY'S INVESTOR SERVICES, RESPECTIVELY. SUBJECT TO CHANGE DAILY.


SIX-MONTH DIVIDEND HISTORY
(FOR THE SIX MONTHS ENDING SEPTEMBER 30, 2001)

[CHART]

4/01        $.0700
5/01        $.0700
6/01        $.0700
7/01        $.0700
8/01        $.0700
9/01        $.0666

THE DIVIDEND HISTORY REPRESENTS DIVIDENDS THAT WERE PAID ON THE FUND'S CLASS A SHARES AND IS NO GUARANTEE OF THE FUND'S FUTURE DIVIDENDS.


TOP FIVE SECTORS
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS--SEPTEMBER 30, 2001)

[CHART]

Foreign Bonds               16.7%
Wireless Communications     14.4%
Telecommunications          10.5%
Energy                       6.3%
Gaming & Leisure             5.4%

SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES IN THE SECTORS SHOWN ABOVE. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT BANKING SERVICES FOR THE COMPANIES LISTED. SECURITIES ARE CLASSIFIED BY SECTORS THAT REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HIGH YIELD FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. THE MANAGEMENT TEAM INCLUDES STEPHEN F. ESSER, GORDON W. LOERY AND DEANNA L. LOUGHNANE, WHO HAVE OVER FOUR DECADES OF COMBINED INDUSTRY EXPERIENCE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2001.


THE INVESTMENT TEAMS THAT MANAGE THE VAN KAMPEN FUNDS EXTEND THEIR CONDOLENCES TO THOSE TOUCHED BY THE TRAGIC EVENTS OF SEPTEMBER 11, 2001. PLEASE KNOW THAT OUR THOUGHTS ARE WITH ALL THOSE WHO HAVE BEEN AFFECTED.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT YOU ENCOUNTERED IN MANAGING THE FUND OVER THE PAST SIX MONTHS?

A    The ramifications of the slowing U.S. economy have dominated the tenor of the market over the past six months. In reaction to the dwindling rate of economic growth, the Federal Reserve Board (the "Fed") has pursued a consistent course of lowering short-term interest rates in an effort to spur economic activity. Since January 2001, the Fed reduced the federal funds rate (a key short-term lending rate) on eight separate occasions, five of which occurred within the six-month reporting period. As of September 30, 2001, the federal funds rate had dropped to 3.0 percent. The last of these rate cuts was made shortly after the tragic events of September 11 unfolded, and was generally perceived as the Fed's effort to help buoy a faltering market and boost investor confidence.

     As a result of the Fed's aggressive easing action, short-term interest rates came down more than long-term rates, resulting in a dramatic steepening of the yield curve. Typically, it takes six to nine months for a rate cut to have an effect on the market, so the cuts made since April 2001, would now be expected to begin to have an impact. Given the uncertainty surrounding the markets and the economy in general at the end of the reporting period, it is difficult to predict how much of an impact the Fed's actions will have in the near term.

     Corporate earnings continued to suffer throughout the reporting period from the strain of the slowing economy, a perception that continued to erode the confidence of market participants. The economy grew at a snail-like rate of just
0.3 percent in the April-June quarter, and -0.4 for the July-September quarter.

     The high-yield market continued to be plagued by a high default rate and ongoing problems in the telecommunication sectors (a significant portion of the entire high-yield market), which were a drag on overall returns in the asset class. In the last weeks of the reporting period, growing concerns about the market effects of the events of September 11 led to considerable pressure on the airline, insurance and finance sectors of the market.

Q    HOW DID THE FUND PERFORM DURING THIS PERIOD?

A    The fund generated a total return of -12.43 percent for the six-month period ended September 30, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $.0666 per Class A share translates to a distribution rate of 12.89 percent based on the fund's maximum offering price as of September 30, 2001.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     BY COMPARISON, THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX POSTED A TOTAL RETURN OF -4.57 PERCENT FOR THE SAME PERIOD. THE RETURNS OF THIS BROAD-BASED, UNMANAGED INDEX, WHICH REFLECTS THE GENERAL PERFORMANCE OF A WIDE RANGE OF SELECTED BONDS WITHIN THE PUBLIC HIGH-YIELD DEBT MARKET, DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q    WHAT STRATEGIES DID YOU EMPLOY IN MANAGING THE PORTFOLIO?

A    Given the higher default environment, we continued with our strategy of keeping the fund broadly diversified among both industries and issuers. Doing so can help to minimize the impact on the portfolio of a default of a particular issuer.

     The fund was overweighted in both wireline and wireless communications, which were the poorest performing sectors in the portfolios and the primary reason the fund underperformed. However, we are seeing some signs of improvement in the balance sheets of particular telecommunications companies and maintain a positive outlook on these sectors.

     The fund has minimal exposure to the airline, insurance and lodging industries, sectors that became a market concern in the last weeks of September. The fund's largest airline holding is Atlas Air, which moves equipment and packages. Therefore, we believe this holding may not be subject to the same problems that perhaps the passenger airlines may be facing. As of the end of the reporting period, the fund was underweighted in both the insurance and lodging sectors. And of the two insurance positions the fund carries, one is entirely health-care related.

     Other areas of concern in the marketplace, though to a lesser degree, are the gaming, leisure and retail industries. Again, the fund is generally underweighted in each of these sectors, and so we believe the fund would be minimally impacted by the effects on these sectors of a slumping economy or decline in retail sales.

     The fund was overweighted in the cable and supermarket sectors, which have historically been considered defensive industries. The fund was neutrally weighted in environmental services sector, another defensive sector. We maintained a slight underweight in the health care sector, a strong performer as of late, primarily because it has not been trading cheaply. However, we may consider increasing the fund's exposure to this sector at some point in the future if, in our opinion, it becomes a better value.

     Other sectors that were underweighted include metals, manufacturing, housing, chemicals, aerospace and transportation. These are considered more cyclical industries. Therefore, if the economic downturn is prolonged, the underweightings in these sectors may prove beneficial for the fund. KEEP IN MIND THAT NOT ALL BONDS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THE BONDS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

A    We anticipate that the Fed will continue to lower interest rates, which we believe will have a positive impact on the bond market in general. This expansionary policy on the part of the Fed could ultimately prove to be very stimulative for the economy. (NOTE: ON OCTOBER 2, 2001, THE FED REDUCED THE FEDERAL FUNDS RATE BY A HALF A PERCENTAGE POINT, OR 50 BASIS POINTS.)

     In our view, the Fed's easing cycle has laid the groundwork for a recovery in the U.S. high-yield market. The liquidity available to investors in increasingly low-yielding money market accounts is substantial, which should encourage the flow of funds into the high-yield asset class. Also, Fed easing may improve the interest rate profit margins for commercial banks, and should thereby foster greater credit availability for high-yield issuers. A more significant upward correction in prices and tightening in yield spreads now awaits signs of an economic recovery--specifically, the resolution of inventory overhang and over-capacity issues which plague certain key business sectors, most prominently those related to technology.

     We also anticipate that the default rate will begin to decline in 2002. We have seen an improving quality of new issues in 2001; the percent of higher quality BB issuance climbed dramatically during the first half of the year to almost 45 percent of the market. In our opinion, this improvement in issuers' ratings should help to reduce the default rate over the next few years.

     We believe spreads in the high-yield market are still very attractive. We also believe that the market as a whole had already priced in a poor economic scenario and a continued higher default rate prior to September 11. Therefore, as long as we don't go into a prolonged recession, we believe we will see spreads widen only somewhat in the near term, and then see stronger performance. We remain encouraged about the high-yield market's prospects in the fourth quarter of 2001 and continuing throughout 2002.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores and pharmaceutical companies.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENT AT THE END OF THE REPORTING PERIOD.


PAR
AMOUNT                                                                                            MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY          VALUE
           DOMESTIC CORPORATE BONDS  71.8%
           AEROSPACE  0.4%
$ 1,750    Atlas Air, Inc.                                       9.375%         11/15/06      $  1,093,750
                                                                                              -------------
           AUTO PARTS & EQUIPMENT  0.5%
  1,380    Dana Corp., 144A - Private
           Placement (a)                                          9.000         08/15/11         1,248,900
    550    Hayes Lemmerz International, Inc.                      9.125         07/15/07            93,500
                                                                                              -------------
                                                                                                 1,342,400
                                                                                              -------------
           BROADCASTING  1.9%
  1,020    Gray Communications Systems, Inc.                     10.625         10/01/06         1,004,700
  2,215    Interep National Radio Sales, Inc.                    10.000         07/01/08         1,794,150
    450    Radio One, Inc., 144A - Private
           Placement (a)                                          8.875         07/01/11           445,500
  2,035    Radio Unica Corp. (b)                               0/11.750         08/01/06         1,119,250
    600    Sinclair Broadcast Group, Inc.                         8.750         12/15/07           534,000
                                                                                              -------------
                                                                                                 4,897,600
                                                                                              -------------
           CABLE  4.9%
  3,000    @ Entertainment, Inc., Ser B (b)                    0/14.500         02/01/09           300,000
  1,000    Adelphia Communications Corp.,
           Ser B                                                  9.250         10/01/02           985,000
  3,350    Century Communications Corp. (c)                       8.875         01/15/07         2,931,250
  4,025    Charter Communications Holdings (b)                 0/11.750         01/15/10         2,535,750
  2,450    International Cabletel, Inc.                          12.750         04/15/05         1,347,500
  2,950    James Cable Partners LP, Ser B                        10.750         08/15/04         2,433,750
  1,000    Park N View, Inc., Ser B (d) (e) (f)                  13.000         05/15/08            90,000
  2,550    Pegasus Communications Corp., Ser B                    9.625         10/15/05         2,180,250
                                                                                              -------------
                                                                                                12,803,500
                                                                                              -------------
           CHEMICALS  2.5%
    580    Equistar Chemical,
           144A - Private Placement (a)                          10.125         09/01/08           530,700
  1,065    Hercules, Inc.,
           144A - Private Placement (a)                          11.125         11/15/07         1,033,050
    600    Huntsman ICI Chemicals, LLC                           10.125         07/01/09           483,000
  1,200    Huntsman International, LLC (EUR) (g)                 10.125         07/01/09           890,029
  1,500    Hydrochem Industrial Services, Inc.,
           Ser B                                                 10.375         08/01/07         1,005,000


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


PAR
AMOUNT                                                                                            MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY          VALUE
           CHEMICALS (CONTINUED)
$   600    IMC Global, Inc.                                      7.400%         11/01/02      $    570,000
    500    IMC Global, Inc.                                       7.625         11/01/05           440,000
    830    ISP Holdings, Inc., Ser B                              9.000         10/15/03           815,475
    865    Terra Industries                                      10.500         06/15/05           683,350
                                                                                              -------------
                                                                                                 6,450,604
                                                                                              -------------
           CONSUMER PRODUCTS  0.5%
    600    Playtex Products, Inc.                                 9.375         06/01/11           609,000
    570    Supreme International, Inc., Ser B                    12.250         04/01/06           544,350
                                                                                              -------------
                                                                                                 1,153,350
                                                                                              -------------
           DIVERSIFIED FINANCIAL SERVICES  0.3%
    915    Istar Financial, Inc.                                  8.750         08/15/08           869,250
                                                                                              -------------
           DIVERSIFIED MEDIA  0.2%
    675    Primedia, Inc.,
           144A - Private Placement (a)                           8.875         05/15/11           452,250
                                                                                              -------------
           ENERGY  6.0%
    845    BRL Universal Equipment                                8.875         02/15/08           823,875
    565    Calpine Corp.                                          8.500         02/15/11           546,637
  1,500    Calpine Corp.                                          8.625         08/15/10         1,470,000
    155    CMS Energy Corp.                                       7.500         01/15/09           144,925
    600    Cross Timbers Oil Co., Ser B                           9.250         04/01/07           615,000
    300    El Paso Energy Partners LP,
           144A - Private Placement (a)                           8.500         06/01/11           298,500
  1,915    Frontier Oil Corp.                                    11.750         11/15/09         2,058,625
    870    Giant Industries, Inc.                                 9.000         09/01/07           813,450
  3,205    Houston Exploration Co., Ser B                         8.625         01/01/08         3,156,925
  1,131    KCS Energy, Inc., Ser B                               11.000         01/15/03         1,136,655
  1,070    PG & E National Energy Group,
           144A - Private Placement (a)                          10.375         05/16/11         1,152,147
  1,000    Pogo Producing Co.                                     8.250         04/15/11           992,500
  2,465    Port Arthur Finance Corp., Ser A                      12.500         01/15/09         2,452,675
                                                                                              -------------
                                                                                                15,661,914
                                                                                              -------------
           FINANCE  0.8%
    710    Alamosa Delaware, Inc.                                12.500         02/01/11           646,100
  1,560    Americo Life, Inc.                                     9.250         06/01/05         1,482,000
                                                                                              -------------
                                                                                                 2,128,100
                                                                                              -------------
           FOOD  4.3%
    930    Del Monte Corp.,
           144A - Private Placement (a)                           9.250         05/15/11           925,350


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


PAR
AMOUNT                                                                                            MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY           VALUE
           FOOD (CONTINUED)
$ 3,900    Fleming Cos., Inc., Ser B                             10.500%        12/01/04      $  3,919,500
    500    Jitney-Jungle Stores America,
           Inc. (d) (e)                                          12.000         03/01/06             6,250
  1,100    Luiginos, Inc.                                        10.000         02/01/06           995,500
  1,200    Michael Foods, Inc., Ser B                            11.750         04/01/11         1,254,000
  2,540    Pantry, Inc.                                          10.250         10/15/07         2,438,400
  1,635    Smithfield Foods, Inc.                                 7.625         02/15/08         1,602,300
                                                                                              -------------
                                                                                                11,141,300
                                                                                              -------------
           FOREST PRODUCTS  1.6%
  1,000    American Tissue, Inc., Ser B (d) (e) (f)              12.500         07/15/06           225,000
    750    Fibermark, Inc.,
           144A - Private Placement (a)                          10.750         04/15/11           667,500
    500    Fonda Group, Inc., Ser B                               9.500         03/01/07           442,500
  1,285    Sweetheart Cup, Inc.                                  10.500         09/01/03         1,265,725
  1,725    Tekni-Plex, Inc., Ser B                               12.750         06/15/10         1,509,375
                                                                                              -------------
                                                                                                 4,110,100
                                                                                              -------------
           GAMING & LEISURE  5.0%
  1,455    Argosy Gaming Co. (c)                                 10.750         06/01/09         1,527,750
  1,320    Autotote Corp.                                        12.500         08/15/10         1,313,400
    670    Harrahs Operating Co., Inc.                            8.000         02/01/11           653,401
  2,900    Hollywood Casino Corp.                                11.250         05/01/07         2,972,500
  2,880    Horseshoe Gaming, LLC, Ser B                           8.625         05/15/09         2,851,200
    500    Mandalay Resort Group                                 10.250         08/01/07           465,000
    500    Park Place Entertainment Corp.                         7.875         12/15/05           477,500
    490    Park Place Entertainment Corp.                         8.875         09/15/08           472,850
  1,400    Station Casinos, Inc.                                  8.875         12/01/08         1,218,000
  1,175    Station Casinos, Inc.                                  9.875         07/01/10         1,063,375
                                                                                              -------------
                                                                                                13,014,976
                                                                                              -------------
           HEALTHCARE  2.9%
  1,100    AdvancePCS,
           144A - Private Placement (a)                           8.500         04/01/08         1,133,000
  1,400    Fresenius Medical Care Trust,
           144A - Private Placement (a)                           7.875         06/15/11         1,393,000
  1,875    HCA, Inc.                                              8.750         09/01/10         2,015,625
  1,118    King Pharmaceuticals, Inc.                            10.750         02/15/09         1,229,800
  2,000    Mediq, Inc. (d) (e)                                   11.000         06/01/08            40,000
    300    Omnicare, Inc.,
           144A - Private Placement (a)                           8.125         03/15/11           304,500
  1,500    Select Medical Corp.                                   9.500         06/15/09         1,417,500
                                                                                              -------------
                                                                                                 7,533,425
                                                                                              -------------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


PAR
AMOUNT                                                                                           MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY          VALUE
           HOUSING 2.8%
$   700    Nortek, Inc.                                           8.875%        08/01/08      $    637,000
  1,200    Nortek, Inc.                                           9.875         06/15/11         1,044,000
  2,750    Schuler Homes, Inc.                                    9.000         04/15/08         2,543,750
  2,775    Webb (Del E.) Corp.                                   10.250         02/15/10         3,010,875
                                                                                              -------------
                                                                                                 7,235,625
                                                                                              -------------
           INFORMATION TECHNOLOGY  2.0%
  2,000    Fairchild Semiconductor Corp.                         10.375         10/01/07         1,910,000
  2,365    Muzak, Inc.                                            9.875         03/15/09         2,093,025
  2,000    Telecommunications Techniques                          9.750         05/15/08         1,240,000
                                                                                              -------------
                                                                                                 5,243,025
                                                                                              -------------
           INSURANCE  0.5%
  1,250    Anthem Insurance,
           144A - Private Placement (a)                           9.125         04/01/10         1,322,960
                                                                                              -------------
           MANUFACTURING  3.0%
    900    American Plumbing & Mechanical                        11.625         10/15/08           873,000
  4,600    Communications & Power
           Industries, Inc., Ser B (c)                           12.000         08/01/05         1,909,000
  2,000    Eagle-Picher Industries, Inc.                          9.375         03/01/08         1,280,000
    675    Galey & Lord, Inc.                                     9.125         03/01/08           165,375
    500    Louisiana Pacific Corp.                                8.875         08/15/10           452,500
  1,585    Louisiana Pacific Corp.                               10.875         11/15/08         1,505,750
    898    Numatics, Inc., Ser B                                  9.625         04/01/08           422,060
  1,300    Terex Corp., Ser D                                     8.875         04/01/08         1,176,500
                                                                                              -------------
                                                                                                 7,784,185
                                                                                              -------------
           METALS  1.6%
  4,020    Doe Run Resources Corp., Ser B                        11.250         03/15/05         1,407,000
  1,600    GS Technologies Operating,
           Inc. (d) (e) (f)                                      12.000         09/01/04            96,000
  1,050    GS Technologies Operating,
           Inc. (d) (e) (f)                                      12.250         10/01/05            15,750
    300    Kaiser Aluminum & Chemical Corp.                       9.875         02/15/02           288,000
  2,000    Pen Holdings, Inc., Ser B                              9.875         06/15/08         1,490,000
  1,950    Renco Steel Holdings, Inc., Ser B                     10.875         02/01/05           312,000
  4,275    Republic Technologies
           International, Inc. (d) (e) (f)                       13.750         07/15/09           459,562
                                                                                              -------------
                                                                                                 4,068,312
                                                                                              -------------
           OIL & GAS  1.7%
  2,200    Chesapeake Energy Corp.                                8.125         04/01/11         2,079,000


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


PAR
AMOUNT                                                                                            MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY          VALUE
           OIL & GAS (CONTINUED)
$   380    Hanover Equipment Trust,
           144A - Private Placement (a)                           8.500%        09/01/08      $    380,000
    380    Hanover Equipment Trust,
           144A - Private Placement (a)                           8.750         09/01/11           378,100
    285    Key Energy Services, Inc. Ser B                        8.375         03/01/08           279,300
  1,375    Vintage Petroleum, Inc.                                7.875         05/15/11         1,368,125
                                                                                              -------------
                                                                                                 4,484,525
                                                                                              -------------
           PACKAGING & CONTAINER  0.9%
  3,200    Owens-Illinois, Inc.                                   7.500         05/15/10         2,416,000
                                                                                              -------------
           PHARMACEUTICALS 0.2%
    410    AmerisourceBergen Corp.,
           144A - Private Placement (a)                           8.125         09/01/08           420,250
                                                                                              -------------
           RETAIL 3.5%
    885    AutoNation, Inc.,
           144A - Private Placement (a)                           9.000         08/01/08           854,025
  1,105    Big 5 Corp., Ser B                                    10.875         11/15/07         1,088,425
  3,175    Booth Creek Ski Holdings, Inc.,
           Ser B (c)                                             12.500         03/15/07         2,555,875
    890    Elizabeth Arden, Inc., Ser B                          11.750         02/01/11           836,600
  1,750    Hosiery Corp. of America, Inc. (d) (f)                13.750         08/01/02           455,000
  1,685    Premier Parks, Inc. (b)                             0/10.000         04/01/08         1,301,662
  1,010    Sealy Mattress Co.,
           144A - Private Placement (a)                           9.875         12/15/07           949,400
  1,800    Sleepmaster, LLC                                      11.000         05/15/09           585,000
    550    Steinway Musical Instruments, Inc.,
           144A - Private Placement (a)                           8.750         04/15/11           497,750
                                                                                              -------------
                                                                                                 9,123,737
                                                                                              -------------
           SERVICE  2.3%
    900    Building One Services Corp.                           10.500         05/01/09           630,000
  1,815    DI Industries, Inc.                                    8.875         07/01/07         1,678,875
  3,905    Dyncorp                                                9.500         03/01/07         3,690,225
                                                                                              -------------
                                                                                                 5,999,100
                                                                                              -------------
           TECHNOLOGY  0.1%
    915    Exodus Communications, Inc.                           11.625         07/15/10           118,950
                                                                                              -------------
           TELECOMMUNICATIONS  8.4%
  1,140    360 Networks, Inc. (d) (e) (f)                        13.000         05/01/08            17,100
  1,725    American Cellular Corp.                                9.500         10/15/09         1,621,500
    900    American Tower Corp.                                   9.375         02/01/09           760,500


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


PAR
AMOUNT                                                                                            MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY          VALUE
           TELECOMMUNICATIONS (CONTINUED)
$ 2,150    E.Spire Communications,
           Inc. (d) (e) (f)                                      13.000%        11/01/05      $    301,000
  1,820    Exodus Communications, Inc. (d) (e) (f)               11.250         07/01/08           200,200
  1,250    Exodus Communications,
           Inc. (EUR) (d) (e) (f) (g)                            11.375         07/15/08           119,444
  1,485    Globix Corp.                                          12.500         02/01/10           297,000
  2,945    GST Network Funding, Inc.
           (b) (d) (e) (f)                                     0/10.500         05/01/08         1,266,350
  4,750    ICG Holdings, Inc. (d) (e) (f)                        13.500         09/15/05           522,500
  2,250    Intermedia Communications, Inc.,
           Ser B (b)                                           0/11.250         07/15/07         2,227,500
  3,700    KMC Telecommunications Holdings,
           Inc. (b)                                            0/12.500         02/15/08           166,500
    250    Level 3 Communications, Inc.                           9.125         05/01/08           104,062
    900    Level 3 Communications, Inc. (EUR) (g)                10.750         03/15/08           339,904
  2,654    Madison River Capital, LLC, Ser B                     13.250         03/01/10         1,645,480
  3,275    McLeodUSA, Inc.                                       11.375         01/01/09           982,500
  1,900    Metromedia Fiber Network, Inc.                        10.000         12/15/09           247,000
    825    MGC Communications, Inc., Ser B                       13.000         10/01/04           342,375
  2,000    MJD Communications, Inc.                               9.500         05/01/08         1,340,000
    300    Nextlink Communications, Inc. (b)                    0/9.450         04/15/08            39,000
  1,085    Nextlink Communications, Inc. (b)                   0/12.125         12/01/09           113,925
  2,080    Nextlink Communications, Inc.                         10.500         12/01/09           416,000
  1,750    NTL Communications Corp. (EUR) (g)                     9.250         11/15/06           668,887
  4,500    NTL, Inc., Ser B (b)                                 0/9.750         04/01/08         1,575,000
  2,750    NTL, Inc., Ser B                                      11.500         02/01/06         1,430,000
  1,800    PF Net Communications, Inc.                           13.750         05/15/10           432,000
  2,000    Price Communications Wireless, Inc.                   11.750         07/15/07         2,110,000
  4,620    PSINet, Inc. (d) (e) (f)                              10.500         12/01/06           323,400
    750    PSINet, Inc. (EUR) (d) (e) (f) (g)                    10.500         12/01/06            47,778
  1,470    Tritel PCS, Inc.                                      10.375         01/15/11         1,271,550
  2,160    Viatel, Inc. (b) (d) (e) (f)                        0/12.500         04/15/08            43,200
  3,460    Viatel, Inc. (d) (e) (f)                              11.500         03/15/09            69,200
  1,800    Williams Communications
           Group, Inc.                                           11.700         08/01/08           756,000
                                                                                              -------------
                                                                                                21,796,855
                                                                                              -------------
           TRANSPORTATION  1.8%
  5,435    Aetna Industries, Inc. (c)                            11.875         10/01/06         1,467,450
  1,100    Avis Rent A Car, Inc.                                 11.000         05/01/09         1,248,500
  1,125    Cambridge Industries, Inc.,
           Ser B (d) (e) (f)                                     10.250         07/15/07           151,875


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


PAR
AMOUNT                                                                                            MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY          VALUE
           TRANSPORTATION (CONTINUED)
$ 1,100    Oxford Automotive, Inc., Ser D                        10.125%        06/15/07      $    577,500
  4,686    Talon Automotive Group, Inc.,
           Ser B (d) (e) (f)                                      9.625         05/01/08           187,440
    150    United Rentals North America, Inc.,
           144A - Private Placement (a)                          10.750         04/15/08           152,250
    345    Venture Holdings, Inc.                                12.000         06/01/09           207,000
    770    Venture Holdings, Inc., Ser B                          9.500         07/01/05           562,100
                                                                                              -------------
                                                                                                 4,554,115
                                                                                              -------------
           WIRELESS COMMUNICATIONS  11.2%
  3,005    Airgate PCS, Inc. (b)                               0/13.500         10/01/09         1,938,225
  6,110    Alamosa Holdings, Inc. (b)                          0/12.875         02/15/10         2,871,700
  1,000    AMSC Acquisition, Inc.                                12.250         04/01/08           210,000
  2,075    AT&T Wireless Services, Inc.,
           144A - Private Placement (a)                           7.875         03/01/11         2,227,921
  1,900    Centennial Cellular Operating Co.                     10.750         12/15/08         1,748,000
    850    Crown Castle International Corp. (b)                0/10.625         11/15/07           667,250
    300    Crown Castle International Corp.                      10.750         08/01/11           276,000
  1,890    Dobson Communications Corp.                           10.875         07/01/10         1,946,700
  1,590    Horizon PCS, Inc. (b)                               0/14.000         10/01/10           643,950
  4,255    IPCS, Inc. (b)                                      0/14.000         07/15/10         2,191,325
  1,450    Nextel Communications, Inc.                            9.375         11/15/09           891,750
  2,280    Pinnacle Holdings, Inc. (b)                         0/10.000         03/15/08           923,400
    935    Rural Cellular Corp.                                   9.625         05/15/08           906,950
  1,550    SBA Communications Corp. (b)                        0/12.000         03/01/08         1,030,750
  3,000    SBA Communications Corp.                              10.250         02/01/09         2,400,000
  2,850    Spectrasite Holdings, Inc. (b)                      0/11.250         04/15/09           855,000
  4,015    Telecorp PCS, Inc. (b)                              0/11.625         04/15/09         2,398,963
  1,000    Telecorp PCS, Inc.                                    10.625         07/15/10           895,000
  2,735    Triton PCS, Inc. (b)                                0/11.000         05/01/08         2,297,400
  3,520    United International Holdings, Inc.,
           Ser B (b)                                           0/10.750         02/15/08           915,200
  1,730    US Unwired, Inc., Ser B (b)                         0/13.375         11/01/09           925,550
                                                                                              -------------
                                                                                                29,161,034
                                                                                              -------------
TOTAL DOMESTIC CORPORATE BONDS  71.8%                                                          186,381,192
                                                                                              -------------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


PAR
AMOUNT
IN LOCAL
CURRENCY                                                                                          MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY          VALUE
           FOREIGN BONDS AND DEBT SECURITIES 15.5%
           ARGENTINA 0.2%
  2,000    CTI Holdings SA (US$) (b)                           0/11.500%        04/15/08      $    580,000
                                                                                              -------------
           AUSTRALIA  0.2%
    820    Murrin Murrin Holdings Property
           Ltd. (US$)                                             9.375         08/31/07           656,000
                                                                                              -------------
           BERMUDA  1.1%
    750    Asia Global Crossing Ltd. (US$)                       13.375         10/15/10           382,500
  1,500    Global Crossing Holdings Ltd. (US$)                    8.700         08/01/07           637,500
  4,000    Global Crossing Holdings Ltd. (US$)                    9.125         11/15/06         1,760,000
                                                                                              -------------
                                                                                                 2,780,000
                                                                                              -------------
           BRAZIL  0.4%
    540    Globo Communicacoes Participacoe
           (US$)                                                 10.625         12/05/08           353,700
    500    Multicanal Participacoes (US$)                        12.625         06/18/04           450,000
    275    Multicanal Participacoes, Ser B (US$)                 12.625         06/18/04           247,500
                                                                                              -------------
                                                                                                 1,051,200
                                                                                              -------------
           CANADA  4.7%
  1,200    360 Networks, Inc (US$) (d) (e) (f)                   13.000         05/01/08            16,381
    455    Acetex Corp.,
           144A - Private Placement (US$) (a)                    10.875         08/01/09           439,075
  5,345    GT Group Telecom, Inc. (US$) (b)                    0/13.250         02/01/10         1,282,800
  1,200    Intrawest Corp. (US$)                                 10.500         02/01/10         1,146,000
  2,265    MDC Corporation, Inc. (US$)                           10.500         12/01/06         1,755,375
  6,300    Microcell Telecommunications,
           Ser B (US$) (b)                                     0/14.000         06/01/06         2,835,000
    500    Norske Skog,
           144A - Private Placement (US$) (a)                     8.625         06/15/11           500,000
  2,025    Pacifica Papers, Inc. (US$)                           10.000         03/15/09         2,095,875
  1,375    Quebecor Media, Inc.,
           144A - Private Placement (US$) (a)                    11.125         07/15/11         1,371,563
    825    Repap New Brunswick, Inc. (US$)                        9.000         06/01/04           876,563
  2,750    Worldwide Fiber, Inc. (US$) (d) (e) (f)               12.000         08/01/09            20,625
                                                                                              -------------
                                                                                                12,339,257
                                                                                              -------------
           COLUMBIA 1.5%
    500    Republic of Columbia (US$)                             9.750         04/23/09           488,750
  3,000    Republic of Columbia (US$)                             9.750         04/09/11         3,105,000


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


PAR
AMOUNT
IN LOCAL
CURRENCY                                                                                         MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY          VALUE
           COLUMBIA (CONTINUED)
    750    Republic of Columbia
           (Var. Rate Coupon) (DEM)                               5.740%        11/21/01      $    349,019
                                                                                              -------------
                                                                                                 3,942,769
                                                                                              -------------
           GERMANY 0.4%
  1,200    Messer Griesham (EUR)                                 10.375         06/01/11         1,021,076
                                                                                              -------------
           LUXEMBOURG 1.2%
  3,900    Millicom International Cellular SA
           (US$)                                                 13.500         06/01/06         2,437,500
    750    PTC International Finance (EUR)                       10.875         05/01/08           617,696
                                                                                              -------------
                                                                                                 3,055,196
                                                                                              -------------
           MEXICO 1.0%
  1,000    Gruma SA (US$)                                         7.625         10/15/07           845,000
  2,700    Satelites Mexicanos SA, Ser B (US$)                   10.125         11/01/04         1,687,500
                                                                                              -------------
                                                                                                 2,532,500
                                                                                              -------------
           MOROCCO 0.6%
  1,696    Morocco Trust A Loan (US$) (h)                         5.094         01/01/09         1,458,929
                                                                                              -------------
           NETHERLANDS 0.6%
  2,000    Global Telesystems Europe (EUR) (d) (f)               10.500         12/01/06           227,513
  1,050    Global Telesystems Europe (EUR) (d) (f)               11.000         12/01/09           119,444
    355    Kappa Beheer BV (EUR)                                 10.625         07/15/09           334,375
    870    Netia Holdings BV (EUR)                               13.750         06/15/10            79,174
  1,935    Netia Holdings BV, Ser B (US$) (b)                  0/11.250         11/01/07           135,450
  1,545    Netia Holdings BV, Ser B (US$)                        10.250         11/01/07           123,600
  2,585    United Pan-Europe Communications,
           Ser B (US$) (b)                                     0/12.500         08/01/09           142,175
  2,685    United Pan-Europe Communications,
           Ser B (US$)                                           10.875         11/01/07           322,200
                                                                                              -------------
                                                                                                 1,483,931
                                                                                              -------------
           PHILIPPINES 0.4%
  1,150    Philippine Long Distance Telephone
           (US$)                                                 10.500         04/15/09           977,874
                                                                                              -------------
           RUSSIA 0.6%
  3,350    Russian Federation, 144A -
           Private Placement (US$) (a) (b)                  5.000/7.500         03/31/30         1,532,625
                                                                                              -------------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


PAR
AMOUNT
IN LOCAL
CURRENCY                                                                                         MARKET
(000)      DESCRIPTION                                           COUPON         MATURITY          VALUE
           UNITED KINGDOM 2.6%
  1,405    Cenargo International, PLC (US$)                       9.750%        06/15/08      $  1,067,800
  3,450    Diamond Cable Communications,
           PLC (US$) (b)                                       0/10.750         02/15/07         1,224,750
  1,250    Esprit Telecom Group, PLC (US$) (d) (f)               10.875         06/15/08            25,000
  1,400    Esprit Telecom Group, PLC (US$) (d) (f)               11.500         12/15/07            28,000
  1,550    Filtronic, PLC (US$)                                  10.000         12/01/05         1,170,250
  1,600    Jazztel, PLC (EUR)                                    13.250         12/15/09           422,263
  1,550    Jazztel, PLC (EUR)                                    14.000         07/15/10           409,067
  2,775    Telewest Communications, PLC
           (US$) (b)                                           0/11.000         10/01/07         1,789,875
  1,575    Telewest Communications, PLC
           (US$) (b)                                           0/11.375         02/01/10           582,750
                                                                                              -------------
                                                                                                 6,719,755
                                                                                              -------------
TOTAL FOREIGN BONDS AND DEBT SECURITIES 15.5%                                                   40,131,112
                                                                                              -------------
           EQUITIES 5.2%
           Jazztel PLC (EUR) (1,550 common stock warrants) (d)                                          14
           Airgate PCS, Inc. (2,673 common shares) (d)                                             118,735
           Anvil Holdings, Inc. (79,092 preferred shares) (i)                                    1,463,202
           Broadwing Communications, Inc. (2,860 preferred shares) (d)                           2,645,500
           Crown Castle International Corp. (4,422 preferred shares) (i)                         3,360,401
           Decisionone Corp. (2,671 common stock warrants Class A) (d)                                  27
           Decisionone Corp. (4,603 common stock warrants Class B) (d)                                  46
           Decisionone Corp. (2,730 common stock warrants Class C) (d)                                  27
           Decisionone Corp. (5,234 common shares) (d)                                              10,271
           Dobson Communications Corp. (726 preferred share) (i)                                   664,290
           GT Group Telecom, Inc., (5,345 common stock warrants)
           144A - Private Placement (a) (d)                                                         80,175
           Horizon PCS, Inc., (1,590 common stock warrants) (d)                                    643,950
           Hosiery Corp. of America, Inc. (1,000 common shares)                                         10
           Intersil Holding Corp. (22,222 common stock warrants Class A) (d)                       620,438
           IPCS, Inc. (4,255 common stock warrants)
           144A - Private Placement (a) (d)                                                        214,877
           KMC Telecommunications Holdings, Inc. (3,235 common stock
           warrants) 144A -Private Placement (a) (d)                                                 3,235
           McLeodUSA, Inc. (29,874 common shares) (d)                                               23,003
           Motient Corp. (2,000 common stock warrants)
           144A - Private Placement (a) (d)                                                          2,000


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


                                                                                                MARKET
           DESCRIPTION                                                                           VALUE
           EQUITIES (CONTINUED)
           NTL Inc., (5,178 common stock warrants)
           144A - Private Placement (a) (d)                                                   $         52
           Park N View, Inc. (1,000 common stock warrants) 144A - Private
           Placement (a) (d) (e)                                                                        10
           Pathmark Stores, Inc. (59,166 common stock warrants) (d)                                508,828
           Pathmark Stores, Inc. (83,644 common shares) (d)                                      1,990,727
           PF Net Communications, Inc. (1,800 common stock warrants)
           144A - Private Placement (a) (d)                                                             18
           Price Communications Corp. (35,572 common shares) (d)                                   602,945
           Republic Technologies International, Inc. (4,275 common stock
           warrants Class D) 144A - Private Placement (a) (d) (e)                                       43
           Rural Cellular Corp. (634 preferred shares) (d) (i)                                     529,390
           Star Gas Partners, LP (440 limited partnership interests)                                 8,800
           Startec Global Communications (3,000 common stock warrants)
           144A - Private Placement (a) (d)                                                          1,530
                                                                                              -------------
TOTAL EQUITIES  5.2%                                                                            13,492,544
                                                                                              -------------
TOTAL INVESTMENTS  92.5%
   (Cost $358,263,589)                                                                         240,004,848
FOREIGN CURRENCY  0.9%
   (Cost $2,261,976)                                                                             2,346,236
OTHER ASSETS IN EXCESS OF LIABILITIES  6.6%                                                     17,143,463
                                                                                              -------------
NET ASSETS  100.0%                                                                            $259,494,547
                                                                                              =============

(a) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(b) SECURITY IS A "STEP-UP" BOND WHERE THE COUPON INCREASES OR STEPS UP AT A PREDETERMINED DATE.

(c) ASSETS SEGREGATED AS COLLATERAL FOR OPEN FORWARD TRANSACTIONS OF THE FUND.

(d) NON-INCOME PRODUCING SECURITY.

(e) THIS BORROWER HAS FILED FOR PROTECTION IN FEDERAL BANKRUPTCY COURT.

(f) SECURITY IS IN DEFAULT.

(g) THIS SECURITY IS A UNITED STATES COMPANY DENOMINATED IN A FOREIGN CURRENCY.

(h) SECURITY IS A BANK LOAN PARTICIPATION.

(i) PAYMENT-IN-KIND SECURITY.

DEM--GERMAN MARK

EUR--EURODOLLAR

US$--UNITED STATES DOLLAR


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $358,263,589)                                               $ 240,004,848
Foreign Currency (Cost $2,261,976)                                                      2,346,236
Cash                                                                                    7,897,765
Receivables:
  Interest                                                                              7,608,760
  Investments Sold                                                                      3,290,493
  Fund Shares Sold                                                                        613,770
Forward Commitments                                                                        96,633
Other                                                                                     128,259
                                                                                    --------------
    Total Assets                                                                      261,986,764
                                                                                    --------------
LIABILITIES:
Payables:
  Income Distributions                                                                  1,257,339
  Fund Shares Repurchased                                                                 491,908
  Distributor and Affiliates                                                              226,491
  Investment Advisory Fee                                                                 147,759
Accrued Expenses                                                                          203,671
Trustees' Deferred Compensation and Retirement Plans                                      165,049
                                                                                    --------------
    Total Liabilities                                                                   2,492,217
                                                                                    --------------
NET ASSETS                                                                          $ 259,494,547
                                                                                    ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of shares
  authorized)                                                                       $ 446,034,902
Accumulated Distributions in Excess of Net Investment Income                           (1,414,145)
Accumulated Net Realized Loss                                                         (67,657,989)
Net Unrealized Depreciation                                                          (117,468,221)
                                                                                    --------------
NET ASSETS                                                                          $ 259,494,547
                                                                                    ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $171,117,227 and 28,950,892 shares of beneficial interest
    issued and outstanding)                                                         $        5.91
    Maximum sales charge (4.75%* of offering price)                                           .29
                                                                                    --------------
    Maximum offering price to public                                                $        6.20
                                                                                    ==============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $75,962,094 and 12,806,819 shares of beneficial interest
    issued and outstanding)                                                         $        5.93
                                                                                    ==============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $12,415,226 and 2,095,707 shares of beneficial interest
    issued and outstanding)                                                         $        5.92
                                                                                    ==============


* ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                                            $  17,372,974
Dividends                                                                                 299,649
Other                                                                                       7,802
                                                                                    --------------
  Total Income                                                                         17,680,425
                                                                                    --------------
EXPENSES:
Investment Advisory Fee                                                                 1,108,721
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $235,587, $442,385 and $69,498, respectively)                                        747,470
Shareholder Services                                                                      255,467
Custody                                                                                    31,828
Legal                                                                                      19,649
Trustees' Fees and Related Expenses                                                        11,544
Other                                                                                     200,794
                                                                                    --------------
  Total Expenses                                                                        2,375,473
  Investment Advisory Fee Reduction                                                       147,829
  Less Credits Earned on Cash Balances                                                     13,302
                                                                                    --------------
  Net Expenses                                                                          2,214,342
                                                                                    --------------
NET INVESTMENT INCOME                                                               $  15,466,083
                                                                                    ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                       $ (14,888,861)
  Futures                                                                                  45,484
  Forward Commitments                                                                     (90,090)
  Foreign Currency Transactions                                                          (267,638)
                                                                                    --------------
Net Realized Loss                                                                     (15,201,105)
                                                                                    --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                             (79,338,363)
                                                                                    --------------
  End of the Period:
    Investments                                                                      (118,258,741)
    Forward Commitments                                                                    96,633
    Foreign Currency Translation                                                           91,668
                                                                                    --------------
                                                                                     (118,070,440)
                                                                                    --------------
Net Unrealized Depreciation During the Period                                         (38,732,077)
                                                                                    --------------
NET REALIZED AND UNREALIZED LOSS                                                    $ (53,933,182)
                                                                                    ==============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                          $ (38,467,099)
                                                                                    ==============


                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND THE YEAR ENDED
MARCH 31, 2001 (UNAUDITED)


                                                                 SIX MONTHS ENDED     YEAR ENDED
                                                                SEPTEMBER 30, 2001  MARCH 31, 2001
                                                                ------------------ -----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                               $ 15,466,083   $  39,149,383
Net Realized Loss                                                    (15,201,105)    (16,307,211)
Net Unrealized Depreciation During the Period                        (38,732,077)    (41,677,664)
                                                                   --------------  ---------------
Change in Net Assets from Operations                                 (38,467,099)    (18,835,492)
                                                                   --------------  ---------------
Distributions from and in excess of Net Investment Income:
   Class A Shares                                                    (12,051,016)    (23,750,992)
   Class B Shares                                                     (5,012,100)     (9,721,813)
   Class C Shares                                                       (791,868)     (1,280,395)
                                                                   --------------  ---------------
Total Distributions                                                  (17,854,984)    (34,753,200)
                                                                   --------------  ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                  (56,322,083)    (53,588,692)
                                                                   --------------  ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                             76,892,681     139,335,551
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                               9,878,133      18,412,640
Cost of Shares Repurchased                                           (83,933,856)   (143,959,698)
                                                                   --------------  ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                     2,836,958      13,788,493
                                                                   --------------  ---------------
TOTAL DECREASE IN NET ASSETS                                         (53,485,125)    (39,800,199)
NET ASSETS:
Beginning of the Period                                              312,979,672     352,779,871
                                                                   --------------  ---------------
End of the Period (Including accumulated undistributed
   net investment income of ($1,414,145)
   and $1,576,975, respectively)                                    $259,494,547   $ 312,979,672
                                                                   ==============  ===============


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                      SIX                              NINE
CLASS A SHARES                      MONTHS           YEAR ENDED       MONTHS        YEAR ENDED
                                     ENDED            MARCH 31,        ENDED         JUNE 30,
                                  SEPTEMBER 30,  -----------------    MARCH 31,   ------------------
                                    2001 (c)      2001       2000       1999       1998       1997
                                  ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                     $ 7.18      $ 8.48     $ 9.03     $ 9.89     $ 9.85     $ 9.49
                                   --------    --------   --------   --------   --------   --------
  Net Investment Income                .37         .94        .85        .62        .86        .86
  Net Realized and Unrealized
    Gain/Loss                        (1.22)      (1.40)      (.56)      (.85)       .03        .38
                                   --------    --------   --------   --------   --------   --------
Total from Investment
  Operations                          (.85)       (.46)       .29       (.23)       .89       1.24
                                   --------    --------   --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                             .42         .84        .83        .62        .85        .87
  Return of Capital
    Distributions                       -0-         -0-       .01        .01         -0-       .01
                                   --------    --------   --------   --------   --------   --------
Total Distributions                    .42         .84        .84        .63        .85        .88
                                   --------    --------   --------   --------   --------   --------
NET ASSET VALUE,
  END OF THE PERIOD                 $ 5.91      $ 7.18     $ 8.48     $ 9.03     $ 9.89     $ 9.85
                                   ========    ========   ========   ========   ========   ========
Total Return* (a)                   -12.43%**    -5.64%      3.50%     -2.13%**    9.36%     13.60%
Net Assets at End of
  the Period (In millions)          $171.1      $205.8     $230.6     $277.9     $280.6     $288.0
Ratio of Expenses to Average
  Net Assets* (b)                     1.24%       1.17%      1.15%      1.17%      1.14%      1.17%
Ratio of Net Investment
  Income to Average
  Net Assets*                        10.72%      12.00%      9.96%      8.98%      8.61%      8.83%
Portfolio Turnover                      36%**       85%       109%       104%**     154%       125%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets (b)                      1.34%       1.27%      1.25%      1.27%      1.24%      1.26%
Ratio of Net Investment Income
  to Average Net Assets              10.62%      11.90%      9.86%      8.88%      8.51%      8.73%

**  NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSE, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.10, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.10 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 10.91% TO 10.72%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 30, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                      SIX                               NINE
CLASS B SHARES                      MONTHS           YEAR ENDED        MONTHS         YEAR ENDED
                                     ENDED            MARCH 31,         ENDED          JUNE 30,
                                  SEPTEMBER 30,  -------------------   MARCH 31,  ------------------
                                    2001 (c)      2001       2000       1999       1998       1997
                                  ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                     $ 7.20      $ 8.49     $ 9.03     $ 9.89     $ 9.86     $ 9.50
                                   --------    --------   --------   --------   --------   --------
  Net Investment Income                .34         .87        .80        .56        .78        .78
  Net Realized and Unrealized
    Gain/Loss                        (1.23)      (1.39)      (.58)      (.84)       .03        .39
                                   --------    --------   --------   --------   --------   --------
Total from Investment
  Operations                          (.89)       (.52)       .22       (.28)       .81       1.17
                                   --------    --------   --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                             .38         .77        .75        .57        .78        .79
  Return of Capital
    Distributions                       -0-         -0-       .01        .01         -0-       .02
                                   --------    --------   --------   --------   --------   --------
Total Distributions                    .38         .77        .76        .58        .78        .81
                                   --------    --------   --------   --------   --------   --------
NET ASSET VALUE,
  END OF THE PERIOD                 $ 5.93      $ 7.20     $ 8.49     $ 9.03     $ 9.89     $ 9.86
                                   ========    ========   ========   ========   ========   ========
Total Return* (a)                   -12.72%**    -6.39%      2.65%     -2.71%**    8.58%     12.64%
Net Assets at End of
  the Period (In millions)          $ 76.0      $ 92.5     $109.2     $135.4     $145.0     $128.7
Ratio of Expenses to Average
  Net Assets* (b)                     2.01%       1.92%      1.93%      1.93%      1.91%      1.93%
Ratio of Net Investment
  Income to Average
  Net Assets*                         9.96%      11.22%      9.17%      8.19%      7.84%      8.03%
Portfolio Turnover                      36%**       85%       109%       104%**     154%       125%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets (b)                      2.11%       2.02%      2.03%      2.03%      2.01%      2.02%
Ratio of Net Investment Income
  to Average Net Assets               9.86%      11.12%      9.07%      8.09%      7.74%      7.94%

**  NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSE, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.08, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.08 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 10.15% TO 9.96%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 30, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                     SIX                                NINE
CLASS C SHARES                     MONTHS           YEAR ENDED         MONTHS        YEAR ENDED
                                    ENDED            MARCH 31,          ENDED         JUNE 30,
                                  SEPTEMBER 30, ------------------    MARCH 31,  ------------------
                                    2001 (d)     2001 (c)    2000       1999       1998       1997
                                  ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                     $ 7.19      $ 8.47     $ 9.02     $ 9.88     $ 9.85     $ 9.50
                                   --------    --------   --------   --------   --------   --------
  Net Investment Income                .34         .87        .80        .56        .78        .78
  Net Realized and Unrealized
    Gain/Loss                        (1.23)      (1.38)      (.58)      (.85)       .03        .38
                                   --------    --------   --------   --------   --------   --------
Total from Investment
  Operations                          (.89)       (.51)       .22       (.29)       .81       1.16
                                   --------    --------   --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                             .38         .77        .76        .56        .78        .79
  Return of Capital
    Distributions                       -0-         -0-       .01        .01         -0-       .02
                                   --------    --------   --------   --------   --------   --------
Total Distributions                    .38         .77        .77        .57        .78        .81
                                   --------    --------   --------   --------   --------   --------
NET ASSET VALUE,
  END OF THE PERIOD                 $ 5.92      $ 7.19     $ 8.47     $ 9.02     $ 9.88     $ 9.85
                                   ========    ========   ========   ========   ========   ========
Total Return* (a)                   -12.74%**    -6.40%      2.65%     -2.71%**    8.47%     12.65%
Net Assets at End of
  the Period (In millions)          $ 12.4      $ 14.7     $ 13.0     $ 14.7     $ 11.5     $  8.1
Ratio of Expenses to Average
  Net Assets* (b)                     2.00%       1.92%      1.93%      1.93%      1.91%      1.93%
Ratio of Net Investment
  Income to Average
  Net Assets*                         9.96%      11.19%      9.17%      8.25%      7.83%      8.08%
Portfolio Turnover                      36%**       85%       109%       104%**     154%       125%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets (b)                      2.10%       2.02%      2.03%      2.03%      2.01%      2.03%
Ratio of Net Investment Income
  to Average Net Assets               9.86%      11.09%      9.07%      8.15%      7.73%      7.99%

**  NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSE TO AVERAGE NET ASSETS DOES NOT REFLECT CREDTIS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) BASED ON AVERAGE SHARES OUTSTANDING.

(d) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.08, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.08 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 10.14% TO 9.96%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 30, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in a portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C Shares on May 17, 1993 and August 13, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2001, there were no when-issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

     As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to April 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $602,219 reduction in cost of securities and a corresponding $602,219 decrease in net unrealized depreciation based on securities held by the Fund on April 1, 2001.

     The effect of this change for the six months ended September 30, 2001 was to decrease net investment income by $268,090, decrease net unrealized depreciation by $103,492, and decrease net realized losses by $164,598. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end is December 31.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $44,100,780, which will expire between December 31, 2001 and December 31, 2008. Of this amount, $45,384 will expire on December 31, 2001. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, the deferral of losses related to wash sale transactions, and reclass of consent fee income.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

     At September 30, 2001, for federal income tax purposes, the cost of long-term investments is $359,662,710; the aggregate gross unrealized appreciation is $6,252,476 and the aggregate gross unrealized depreciation is $125,910,338, resulting in net unrealized depreciation on long-term investments of $119,657,862.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

     Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

     For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (December 31).

F. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the six months ended September 30, 2001, the Fund's custody fee was reduced by $13,302 as a result of credits earned on cash balances.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE DAILY NET ASSETS                     % PER ANNUM
First $500 million                             .75%
Over $500 million                              .65%

     For the six months ended September 30, 2001, the Adviser waived approximately $147,800 of its advisory fee. This waiver is voluntary in nature and can be discontinued at any time.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

     For the six months ended September 30, 2001, the Fund recognized expenses of approximately $4,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     Under separate Accounting and Legal Services agreements the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $35,700, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

     Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2001, the Fund recognized expenses of approximately $203,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $111,600 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

3.   CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $327,023,711, $102,605,248 and
$16,405,943 for Class A, B, and C Shares, respectively. For the six months ended September 30, 2001, transactions were as follows:


                                                   SHARES           VALUE
   Sales:
     Class A                                      7,846,080     $ 52,589,949
     Class B                                      2,977,061       20,098,999
     Class C                                        625,554        4,203,733
                                                ------------   --------------
   Total Sales                                   11,448,695     $ 76,892,681
                                                ============   ==============
   Dividend Reinvestment:
     Class A                                      1,058,530     $  6,932,953
     Class B                                        392,942        2,580,947
     Class C                                         55,485          364,233
                                                ------------   --------------
   Total Dividend Reinvestment                    1,506,957     $  9,878,133
                                                ============   ==============
   Repurchases:
     Class A                                     (8,596,863)    $(57,233,793)
     Class B                                     (3,411,647)     (22,520,371)
     Class C                                       (629,605)      (4,179,692)
                                                ------------   --------------
   Total Repurchases                            (12,638,115)    $(83,933,856)
                                                ============   ==============

     At March 31, 2001, capital aggregated $324,734,602, $102,445,673 and
$16,017,669 for Class A, B, and C Shares, respectively. For the year ended March 31, 2001, transactions were as follows:


                                                  SHARES            VALUE
   Sales:
     Class A                                     10,979,117    $  84,357,019
     Class B                                      5,767,068       44,180,732
     Class C                                      1,405,719       10,797,800
                                                ------------   --------------
   Total Sales                                   18,151,904    $ 139,335,551
                                                ============   ==============
   Dividend Reinvestment:
     Class A                                      1,766,254    $  13,660,168
     Class B                                        540,480        4,181,864
     Class C                                         74,008          570,608
                                                ------------   --------------
   Total Dividend Reinvestment                    2,380,742    $  18,412,640
                                                ============   ==============
   Repurchases:
     Class A                                    (11,286,372)   $ (87,293,614)
     Class B                                     (6,329,903)     (49,123,391)
     Class C                                       (967,441)      (7,542,693)
                                                ------------   --------------
   Total Repurchases                            (18,583,716)   $(143,959,698)
                                                ============   ==============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2001 and the year ended March 31, 2001, 663,574 and 1,593,306

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2001 and the year ended March 31, 2001, no Class C Shares converted to Class A Shares.

     Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.


                                          CONTINGENT DEFERRED
                                             SALES CHARGE
                                            AS A PERCENTAGE
                                           OF DOLLAR AMOUNT
                                          SUBJECT TO CHARGE
                                       --------------------------
YEAR OF REDEMPTION                       CLASS B       CLASS C
First                                    4.00%        1.00%
Second                                   3.75%         None
Third                                    3.50%         None
Fourth                                   2.50%         None
Fifth                                    1.50%         None
Sixth                                    1.00%         None
Seventh and Thereafter                    None         None

     For the six months ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $36,400, and CDSC on redeemed shares of approximately $144,700. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $104,102,175 and $97,596,185, respectively.

5.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts, each with a par value of $100,000, for the six months ended September 30, 2001, were as follows:


                                                      CONTRACTS
Outstanding at March 31, 2001                            43
Futures Closed                                          (43)
                                                       ------
Outstanding at September 30, 2001                       -0-
                                                       ======

B. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

     At September 30, 2001, the Fund has outstanding forward currency contracts as follows:


                                                        CURRENT     UNREALIZED
                                                         VALUE     APPRECIATION
SHORT CONTRACTS:
Euro Currency 6,600,000 expiring 12/19/01              $5,991,867      $96,633
                                                       ==========      =======

6.   BANK LOAN PARTICIPATIONS

The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

7.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2001, are payments retained by Van Kampen of approximately $374,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $23,900.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.


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VAN KAMPEN

PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.


* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.






Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com


VAN KAMPEN INVESTMENTS

GENERATIONS OF EXPERIENCE(SM)






Copyright(C)2001 Van Kampen Funds Inc. All rights reserved.
42,342,542                                Member NASD/SIPC.
HYF SAR 11/01                              4501K01-AP-11/01